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                                                                 EXHIBIT (23)(a)





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this S-4 registration statement of our report dated February 4, 2000, included in Pacific Capital Bancorp's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.

                                                     /s/ ARTHUR ANDERSEN LLP
                                                         ARTHUR ANDERSEN LLP

Los Angeles, California
May 3, 2000